                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            LIFE TECHNOLOGIES, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 2, 1998
                                    AND THE
                       SUPPLEMENT DATED DECEMBER 7, 1998

                                       BY

                       DEXTER ACQUISITION DELAWARE, INC.
                          A WHOLLY-OWNED SUBSIDIARY OF

                               DEXTER CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON TUESDAY, DECEMBER 22, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                                BANKBOSTON, N.A.

             By Mail:                           By Hand:                    By Overnight Delivery:
         BankBoston, N.A.           Securities Transfer & Reporting            BankBoston, N.A.
          P.O. Box 9573                      Services, Inc.                  40 Campanelli Drive
 Boston, Massachusetts 02205-9573      c/o Boston EquiServe L.P.        Braintree, Massachusetts 02184
       Attention: Corporate               100 Williams Street                Attention: Corporate
          Reorganization                        Galleria                        Reorganization
                                        New York, New York 10038
                                          Attention: Corporate
                                             Reorganization

                           By Facsimile Transmission:
                          (Eligible Institutions Only)
                                 (781) 794-6333

                           Confirm Fax by Telephone:
                                 (781) 794-6388
                            -----------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Either this gray Letter of Transmittal or the blue Letter of Transmittal delivered with the Offer to Purchase must be completed by stockholders of Life Technologies, Inc. (the "Company") if certificates representing Shares (as defined below) ("Share Certificates") are to be forwarded with a Letter of Transmittal or, unless an Agent's Message (as defined in the Supplement (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the sections entitled "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Supplement (as defined below)) or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in the sections entitled "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase and "THE AMENDED
OFFER -- Procedure for Tendering Shares" of the Supplement. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


-----------------------------------------------------------------------------------------------------------------
                                 NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
                   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES ENCLOSED
-----------------------------------------------------------------------------------------------------------------
                                             CERTIFICATE(S) ENCLOSED
                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER OF SHARES
  CERTIFICATE NUMBER(S)                                               REPRESENTED BY CERTIFICATE(S)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

  TOTAL SHARES TENDERED*
-----------------------------------------------------------------------------------------------------------------

  TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

  * UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ANY CERTIFICATES DELIVERED TO
    THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.
-----------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number at DTC:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Window Ticket No. (if any): ------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery: ------------------------

   Name of Institution which Guaranteed Delivery: -----------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Dexter Acquisition Delaware, Inc., a Delaware corporation ("Purchaser"), and a wholly-owned subsidiary of Dexter Corporation, a Connecticut corporation ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Life Technologies, Inc., a Delaware corporation (the "Company"), not owned by Parent, pursuant to Purchaser's offer to purchase all outstanding Shares at a purchase price of $39.125 per Share (the "Offer Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 2, 1998 (the "Offer to Purchase"), the Supplement thereto dated December 7, 1998 (the "Supplement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and the Supplement, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or securities issued or issuable in respect thereof on or after November 2, 1998 (a "Distribution") and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy and written consent granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed will be not be deemed effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the sections entitled "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase and "THE AMENDED
OFFER -- Procedure for Tendering Shares" of the Supplement and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

     Effective upon the receipt of payment for tendered Shares by the undersigned stockholder(s), the undersigned stockholder(s), on behalf of themselves and on behalf of any beneficial owner of the tendered Shares, and on behalf of all spouses, heirs, predecessors, successors, assigns, representatives, agents, parent or subsidiary corporations of such tendering stockholder(s) or such beneficial owner of the tendered Shares (including without limitation any trust of which the undersigned tendering stockholder(s) is the trustee or which is for the benefit of any undersigned tendering stockholder(s) or member of his family), releases and discharges any and all claims that any such person or entity has, had or may have against Parent, Purchaser, the Company and, without limitation, the Other Related Persons (as defined in the following sentence) arising out of, or related to, the price offered in the Offer or the consideration received by tendering stockholder(s) in the Offer. The term "Other Related Persons" as used in the preceding sentence shall mean each of Purchaser's past or present directors, officers, employees, partners, principals, agents, insurers or co-insurers, controlling stockholders, parent or subsidiary corporations, affiliates, attorneys, advisors, legal representatives, and assigns.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

   Issue  [ ] Check  [ ] Share Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                       NUMBER) (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

   Mail  [ ] Check  [ ] Share Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                       NUMBER) (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

Dated:
---------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                ----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (   )
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                  ----------------------------------------------
                                         (SEE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                ----------------------------------------------------------------

Name  --------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Title---------------------------------------------------------------------------

Name of Firm
           ---------------------------------------------------------------------

Address-------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (   )
                                ------------------------------------------------

Dated:
---------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates or stock powers, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the section entitled "THE TENDER
OFFER -- Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in the sections entitled "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase and "THE AMENDED OFFER -- Procedure for Tendering Shares" of the Supplement. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates for all tendered Shares in proper form for tender or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the section entitled "THE TENDER OFFER -- Procedure for Tendering Shares" of the Offer to Purchase. A "NASDAQ trading day" is any day on which The Nasdaq Stock Market, Inc.'s Nasdaq National Market is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING PERSON AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered on the line entitled "Total Shares Tendered." In such case, a new Share Certificate(s) for the remainder of the Shares represented by the old Share Certificate(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If the check for the purchase price is to be issued, or any Shares not tendered or not purchased are to be returned in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Persons tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility. If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

     8. Substitute Form W-9. The tendering holder of Shares is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of such a holder who has completed the box entitled "Special Payment Instructions" above, however, the correct TIN or Substitute Form W-9 should be provided for the recipient of the payment pursuant to such instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

     9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer-Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase and the Supplement. Additional copies of the Offer to Purchase, the Supplement, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

     10. Lost, Destroyed or Stolen Certificates. If any Share Certificate(s) evidencing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder may be subject to backup withholding.

     Certain holders of shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities from the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 30 days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.


------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: BANKBOSTON, N.A.
------------------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                   PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     -------------------------------
  FORMW-9                      AND CERTIFY BY SIGNING AND DATING BELOW.                     Social Security Number
                                                                                                      OR
                                                                                       -------------------------------
                                                                                        Employer Identification Number
                                                                                       (If awaiting TIN write "Applied
                                                                                                    For")
                             -------------------------------------------------------------------------------------------

 Department of the
  Treasury
  Internal Revenue             PART II--For Payees exempt from backup withholding, see the enclosed Guidelines for
  Service                      Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
  PAYER'S REQUEST FOR          instructed therein.
  TAXPAYER IDENTIFICATION
  NUMBER (TIN) AND             CERTIFICATION--Under penalties of perjury, I certify that:
  CERTIFICATION
                               (1) The number shown on this form is my correct Taxpayer Identification Number (or a
                               Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
                               Internal Revenue Service ("IRS") or Social Security administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within thirty (30) days, 31% of all reportable payments made to me hereafter will be withheld until I provide a number), and
                               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                               -----------------------------------------------------------------------------------------
                               CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                             -----------------------------------------------------------------------------------------
                               SIGNATURE:-------------------------------------------
                               DATE:-----------------------
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within thirty (30) days, 31% of all reportable payments made to me will be withheld.

Signature                                        Date
------------------------------------------------ ---------------------------

     If you have any questions regarding the Offer, please contact the Information Agent or the Dealer Manager.

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                      The Dealer Manager for the Offer is:
                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                         New York, New York 10281-1314
                         (212) 449-8971 (Call Collect)